THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

FAT BRANDS, INC.

SENIOR SECURED REDEEMABLE DEBENTURE

Dated as of: April 27, 2018	Principal Amount: $2,000,000
Effective Date: April 27, 2018
Maturity Date: October 27, 2019

This SENIOR SECURED REDEEMABLE DEBENTURE (the “Debenture”) is issued, dated and effective as of April 27, 2018 (the “Effective Date”), by FAT BRANDS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), to TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended. This Debenture is issued in connection with that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Holder (the “Purchase Agreement”). All capitalized terms used in this Debenture and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

ARTICLE I

Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder, by no later than October 27, 2019 (the “Maturity Date”), in immediately available and lawful dollars of the United States of America, Two Million and No/100 United States Dollars ($2,000,000), together with interest on the outstanding principal amount under this Debenture, at the rate of fifteen percent (15%) per annum simple interest (the “Interest Rate”) from the Effective Date, until paid, as more specifically provided below.

Section 1.02 Optional Redemption Prior to Maturity. The Company, at its option, shall have the right to redeem this Debenture in full and for cash, at any time prior to the Maturity Date, with three (3) business days advance written notice (the “Redemption Notice”) to the Holder. The amount required to redeem this Debenture in full pursuant to this Section 1.02 shall be equal to: (i) the aggregate principal amount then outstanding under this Debenture; plus all accrued and unpaid interest due under this Debenture as of the redemption date; plus (ii) all other costs, fees and charges due and payable hereunder or under any other “Transaction Documents” (as hereinafter defined), including, but not limited to, any prepayment penalties provided for in the Purchase Agreement (collectively, the “Redemption Amount”). The Company shall deliver the Redemption Amount to the Holder on the third (3rd) business day after the date of the Redemption Notice.

Section 1.03 Mandatory Redemption at Maturity. On the Maturity Date, the Company shall redeem this Debenture for the Redemption Amount, which Redemption Amount shall be due and payable to the Holder by no later than 2:00 P.M. EST, on the Maturity Date.

Section 1.04 Payments.

(1) Monthly Payments. The Company shall make monthly payments of principal and interest to the Holder, while this Debenture is outstanding, until the Maturity Date, based on the payment and amortization schedule attached hereto as Schedule A. In the event such day is not a Business Day, then said payment shall be due on the first Business Day thereafter occurring.

(2) Interest Calculations; Payment Application. Interest shall be calculated on the basis of a 360-day year, and shall accrue daily on the outstanding principal amount outstanding from time to time for the actual number of days elapsed, commencing on the Effective Date until payment in full of the outstanding principal, together with all accrued and unpaid interest and other amounts which may become due hereunder or under any Transaction Documents, has been made. All payments received and actually collected by Holder hereunder shall be applied first to any costs and expenses due or incurred hereunder or under any other Transaction Documents, second to accrued and unpaid interest hereunder, and last to reduce the outstanding principal balance of this Debenture.

(3) Late Fee. If all or any portion of the payments of principal, interest or other charges due hereunder are not received by the Holder within five (5) days of the date such payment is due, then the Company shall pay to the Holder a late charge (in addition to any other remedies that Holder may have) equal to five percent (5%) of each such unpaid payment or sum. Any payments returned to Holder for any reason must be covered by wire transfer of immediately available funds to an account designated by Holder, plus a $100.00 administrative fee charge. Holder shall have no responsibility or liability for payments purportedly made hereunder but not actually received by Holder; and the Company shall not be discharged from the obligation to make such payments due to loss of same in the mails or due to any other excuse or justification ultimately involving facts where such payments were not actually received by Holder.

Section 1.05 Manner of Payments. All sums payable to the order of Holder hereunder shall be payable by ACH transfer of lawful dollars of the United States of America to the ACH instructions set forth below, or at such place as Holder, from time to time, may designate in writing. ACH Instructions for all sums due and payable hereunder are as follows:

Bank Name:	Bank of America
Bank Address:	100 W. 33rd Street, New York, NY 10001
Beneficiary Account Name:	TCA Fund Mgmt Group
Beneficiary Account Number:
ACH Transfer/Routing Number:
SWIFT:

ARTICLE II

Section 2.01 Secured Nature of Debenture. This Debenture is being issued in connection with the Purchase Agreement. The indebtedness evidenced by this Debenture is also secured by all of the assets and property of the Credit Parties and various other instruments and documents referred to in the Purchase Agreement as the “Transaction Documents”. All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in any of the Transaction Documents which are to be kept and performed by the Credit Parties are hereby made a part of this Debenture to the same extent and with the same force and effect as if they were fully set forth herein, and the Company covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

ARTICLE III

Section 3.01 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder: (i) the Company shall fail to pay any interest, principal or other charges due under this Debenture or any other Transaction Documents on the date when any such payment shall be due and payable; (ii) the Company makes an assignment for the benefit of creditors; (iii) any order or decree is rendered by a court which appoints or requires the appointment of a receiver, liquidator or trustee for the Company, and the order or decree is not vacated within thirty (30) days from the date of entry thereof; (iv) any order or decree is rendered by a court adjudicating the Company insolvent, and the order or decree is not vacated within thirty (30) days from the date of entry thereof; (v) the Company files a petition in bankruptcy under the provisions of any bankruptcy law or any insolvency act; (vi) the Company admits, in writing, its inability to pay its debts as they become due; (vii) a proceeding or petition in bankruptcy is filed against the Company and such proceeding or petition is not dismissed within thirty (30) days from the date it is filed; (viii) the Company files a petition or answer seeking reorganization or arrangement under the bankruptcy laws or any law or statute of the United States or any other foreign country or state; (ix) any written warranty, representation, certificate or statement of the Company and/or Guarantors in this Debenture, the Purchase Agreement or any other Transaction Document or any other agreement with Holder shall be false or misleading in any material respect when made or deemed made; and (x) the Company shall fail to perform, comply with or abide by any of the stipulations, agreements, conditions and/or covenants contained in this Debenture, the Purchase Agreement or any of the other Transaction Documents on the part of the Company to be performed complied with or abided by, and such failure continues or remains uncured for ten (10) days following written notice from the Holder to the Company.

Section 3.02 Remedies. Upon the occurrence of an Event of Default that is not timely cured within an applicable cure period hereunder, the interest on this Debenture shall immediately accrue at an interest rate equal to the lesser of (i) twenty-four percent (24%) per annum or (ii) the maximum interest rate allowable by law, and, in addition to all other rights or remedies the Holder may have, at law or in equity, the Holder may, in its sole discretion, accelerate full repayment of all principal amounts outstanding hereunder, together with accrued interest thereon, together with all attorneys’ fees, paralegals’ fees and costs and expenses incurred by the Holder in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Company hereunder and under the Transaction Documents, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder at law, in equity, or under this Debenture or any of the other Transaction Documents. In connection with the Holder’s rights hereunder upon an Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law.

ARTICLE IV

Section 4.01 Usury Savings Clause. Notwithstanding any provision in this Debenture or the other Transaction Documents to the contrary, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Debenture or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Debenture, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance due hereunder immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of the principal balance then outstanding, and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest, rather than accept such sums as a prepayment of the principal balance then outstanding. It is the intention of the parties that the Company does not intend or expect to pay, nor does the Holder intend or expect to charge or collect any interest under this Debenture greater than the highest non-usurious rate of interest which may be charged under applicable law.

ARTICLE V

Section 5.01 No Exemption. The Company hereby waives and releases all benefit that might accrue to the Company by virtue of any present or future laws exempting any property that may serve as security for this Debenture, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, exemption from civil process, or extension of time for payment; and the Company agrees that any property that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order or manner desired by Holder.

Section 5.02 Exercise of Remedies. The remedies of the Holder as provided herein and in any of the other Transaction Documents shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

Section 5.03 Waivers. The Company and all others who are, or may become liable for the payment hereof: (i) severally waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest of this Debenture or any other Transaction Documents, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Debenture and the other Transaction Documents, except as specifically provided in this Debenture or any other Transaction Document; (ii) expressly consent to all extensions of time, renewals or postponements of time of payment of this Debenture and any other Transaction Documents from time to time prior to or after the maturity of this Debenture without notice, consent or further consideration to any of the foregoing; (iii) expressly agree that the Holder shall not be required first to institute any suit, or to exhaust its remedies against the Company or any other person or party to become liable hereunder or against any collateral that may secure this Debenture in order to enforce the payment of this Debenture; and (iv) expressly agree that, notwithstanding the occurrence of any of the foregoing (except the express written release by the Holder of any such person), the undersigned shall be and remain, directly and primarily liable for all sums due under this Debenture.

Section 5.04 No Waiver. Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

ARTICLE VI

Section 6.01 Notice. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Debenture must be in writing and in each case properly addressed to the party to receive the same in accordance with the information below, and will be deemed to have been delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m ., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Debenture may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party. The addresses and facsimile numbers for such communications shall be as set forth below, unless such address or information is changed by a notice conforming to the requirements hereof.

If to the Company:	Fat Brands, Inc.
9720 Wilshire Blvd., Suite 500
Beverly Hills, CA 90212
Attention: Andrew A. Wiederhorn
Facsimile: (310) 319-1863
Email: andy.wiederhorn@fccgi.com

With a copy to:	Loeb & Loeb LLP
(which shall not constitute notice)	10100 Santa Monica Blvd., Suite 2200
Los Angeles, CA 90067
Attention: Allen Z. Sussman, Esq.
Facsimile: (310) 919-3934
Email: asussman@loeb.com

If to the Holder:	TCA Global Credit Master Fund, LP
3960 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89196
Attn: Mr. Robert Press
E-Mail: bpress@tcaglobalfund.com

With a copy to:	Lucosky Brookman LLP
(which shall not constitute notice)	101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attn: Seth A. Brookman, Esq.
E-Mail: sbrookman@lucbro.com

Section 6.02 Governing Law and Venue. The Company and Holder each irrevocably agrees that any dispute arising under, relating to, or in connection with, directly or indirectly, this Debenture or related to any matter which is the subject of or incidental to this Debenture (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in Broward County, Florida; provided, however, Holder may, at the Holder’s sole option, elect to bring any action in any other jurisdiction. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with Florida law. The Company and Holder each hereby consents to the exclusive jurisdiction and venue of any state or federal court having its situs in said county, and each waives any objection based on forum non conveniens. The Company hereby waives personal service of any and all process and consent that all such service of process may be made by certified mail, return receipt requested, directed to the Company, as set forth herein in the manner provided by applicable statute, law, rule of court or otherwise. Except for the foregoing mandatory forum selection clause, all terms and provisions hereof and the rights and obligations of the Company and Holder hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without reference to conflict of laws principles.

Section 6.03 Severability. In the event any one or more of the provisions of this Debenture shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part, in any respect, or in the event that any one or more of the provisions of this Debenture operates or would prospectively operate to invalidate this Debenture, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Debenture. The remaining provisions of this Debenture shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

Section 6.04 Entire Agreement and Amendments. This Debenture, together with the other Transaction Documents represents the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, and there are no representations, warranties or commitments, except as set forth herein and therein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05 Binding Effect. This Debenture shall be binding upon the Company and the successors and assigns of the Company and shall inure to the benefit of the Holder and the successors and assigns of the Holder.

Section 6.06 Assignment. The Holder may from time to time sell or assign, in whole or in part, or grant participations in, this Debenture and/or the obligations evidenced hereby without the consent of the Company. The holder of any such sale, assignment or participation, if the applicable agreement between Holder and such holder so provides, shall be: (i) entitled to all of the rights obligations and benefits of Holder (to the extent of such holder’s interest or participation); and (ii) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to the Company (to the extent of such holder’s interest or participation), in each case as fully as though the Company was directly indebted to such holder. Holder may in its discretion give notice to the Company of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Holder’s or such holder’s rights hereunder.

Section 6.07 Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture or in lieu of or in substitution for a lost, stolen or destroyed Debenture a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

Section 6.08 WAIVER OF JURY TRIAL. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON THIS DEBENTURE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF OR BETWEEN ANY PARTY HERETO, AND THE COMPANY AGREES AND CONSENTS TO THE GRANTING TO HOLDER OF RELIEF FROM ANY STAY ORDER WHICH MIGHT BE ENTERED BY ANY COURT AGAINST HOLDER AND TO ASSIST HOLDER IN OBTAINING SUCH RELIEF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER ACCEPTING THIS DEBENTURE FROM THE COMPANY. THE COMPANY’S REASONABLE RELIANCE UPON SUCH INDUCEMENT IS HEREBY ACKNOWLEDGED.

Section 6.09 NON-US STATUS. THE HOLDER IS A NON-US PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD ONLY TO NON-U.S. PERSON. THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES. ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW. BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANT THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(8)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATE PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

[signature page follows]

IN WITNESS WHEREOF with the intent to be legally bound hereby, the Company has executed this Senior Secured Redeemable Debenture as of the date first written above.

FAT BRANDS, INC.

By:	/s/ Andrew Wiederhorn
Name:	Andrew Wiederhorn
Title:	Chief Executive Officer

STATE OF ___________________________	)
	)	SS
COUNTY OF _________________________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Andrew Wiederhorn, the Chief Executive Officer of Fat Brands, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Debenture]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing securities purchase agreement as a guarantor, hereby consents and agrees to said securities purchase agreement and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said securities purchase agreement to the same extent as if the undersigned were a party to said securities purchase agreement.

GUARANTOR:

FOG CUTTER CAPITAL GROUP, INC.

By:	/s/ Andrew Wiederhorn
Name:	Andrew Wiederhorn
Title:	Chief Executive Officer

STATE OF ____________________________	)
	)	SS.
COUNTY OF __________________________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY Andrew Wiederhorn, the Chief Executive Officer of Fog Cutter Capital Group, Inc., a Maryland corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Debenture]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing securities purchase agreement as a guarantor, hereby consents and agrees to said securities purchase agreement and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said securities purchase agreement to the same extent as if the undersigned were a party to said securities purchase agreement.

GUARANTOR:

FATBURGER NORTH AMERICA INC.

By:	/s/ Andrew Wiederhorn
Name:	Andrew Wiederhorn
Title:	Chief Executive Officer

STATE OF ____________________________	)
	)	SS.
COUNTY OF __________________________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Andrew Wiederhorn, the Chief Executive Officer of Fatburger North America Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Debenture]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing securities purchase agreement as a guarantor, hereby consents and agrees to said securities purchase agreement and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said securities purchase agreement to the same extent as if the undersigned were a party to said securities purchase agreement.

GUARANTOR:

BUFFALO’S FRANCHISE CONCEPTS INC.

By:	/s/ Andrew Wiederhorn
Name:	Andrew Wiederhorn
Title:	Chief Executive Officer

STATE OF _____________________________	)
	)	SS.
COUNTY OF ___________________________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Andrew Wiederhorn, the Chief Executive Officer of Buffalo’s Franchise Concepts Inc., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Debenture]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing securities purchase agreement as a guarantor, hereby consents and agrees to said securities purchase agreement and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said securities purchase agreement to the same extent as if the undersigned were a party to said securities purchase agreement.

GUARANTOR:

PONDEROSA FRANCHISING COMPANY

By:	/s/ Andrew Wiederhorn
Name:	Andrew Wiederhorn
Title:	Chief Executive Officer

STATE OF _____________________________	)
	)	SS.
COUNTY OF ___________________________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Andrew Wiederhorn, the Chief Executive Officer of Ponderosa Franchising Company, a Delaware general partnership, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Debenture]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing securities purchase agreement as a guarantor, hereby consents and agrees to said securities purchase agreement and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said securities purchase agreement to the same extent as if the undersigned were a party to said securities purchase agreement.

GUARANTOR:

BONANZA RESTAURANT COMPANY

By:	/s/ Andrew Wiederhorn
Name:	Andrew Wiederhorn
Title:	Chief Executive Officer

STATE OF ____________________________	)
	)	SS.
COUNTY OF __________________________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Andrew Wiederhorn, the Chief Executive Officer of Bonanza Restaurant Company, a Delaware general partnership, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Debenture]